Second Quarter 2022 Financial Results & Business Update July 27, 2022 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: Alkermes plc’s (the “Company”) expectations with respect to its future financial, commercial and operating performance, business plans or prospects, including its assumptions regarding the receipt of royalty payments on sales of XEPLION®, TREVICTA® and BYANNLI ® outside the U.S. through October 2022; and the potential therapeutic and commercial value of the Company’s marketed and development products. The Company cautions that forward-looking statements are inherently uncertain. The forward-looking statements contained in this presentation are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the Company may not be able to achieve its targeted financial and profitability metrics in a timely manner or at all; the impacts of the ongoing COVID-19 pandemic and continued efforts to mitigate its spread on the Company’s business, results of operations or financial condition; the unfavorable outcome of arbitration or litigation, including the arbitration proceedings with Janssen Pharmaceutica N.V. (“Janssen”) and so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the Company’s products or products using the Company’s proprietary technologies; clinical development activities may not be completed on time or at all; the results of the Company’s development activities may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the Company’s regulatory approval strategies or components of the Company’s marketing applications and may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the Company’s products or an increase in the Company’s financial obligations to government payers; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2021 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including non-GAAP net income (loss) and non-GAAP earnings (loss) per share. The Company provides these non-GAAP financial measures of the Company’s performance to investors because management believes that these non-GAAP financial measures, when viewed with the Company’s results under GAAP and the accompanying reconciliations, are useful in identifying underlying trends in ongoing operations. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Appendix of this presentation. Note Regarding Trademarks: The Company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Agenda Introduction Sandy Coombs, SVP, Investor Relations & Corporate Affairs Q2 2022 Financial Results Iain Brown, Chief Financial Officer Q2 2022 Commercial Review Todd Nichols, Chief Commercial Officer Business and R&D Pipeline Update Richard Pops, Chief Executive Officer

In millions In millions In millions Q2 2022 Financial Results Summary * Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation.

Second Quarter 2022 Revenue Summary Amounts in the table above may not sum due to rounding. *Inclusive of ARISTADA INITIO® **In Q2'22, royalty revenues from INVEGA SUSTENNA®/XEPLION®, INVEGA TRINZA®/TREVICTA® and INVEGA HAFYERA®/BYANNLI® (the “long-acting INVEGA products”) were $26.6 million, compared to $81.1 million in Q2’21. This decrease was driven by Janssen’s partial termination of the license agreement related to sales of the long-acting INVEGA products in the U.S., which took effect in February 2022. In April 2022, Alkermes commenced binding arbitration proceedings related to, among other things, Janssen’s partial termination of the license agreement and Janssen’s royalty and other obligations under the agreement.

Alkermes: 2022 Financial Expectations* *These expectations are provided by the Company on July 27, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. ‡Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. Expected net sales of proprietary products: VIVITROL® net sales of $365M – $385M ARISTADA® net sales of $295M – $315M LYBALVI® net sales of $75M – $90M Assumes $95M – $100M of royalties related to sales of INVEGA SUSTENNA®, INVEGA TRINZA® and INVEGA HAFYERA® in the U.S. through January 2022 and sales of XEPLION®, TREVICTA® and BYANNLI® outside the U.S. through October 2022

VIVITROL® Performance and Expectations Q2’22 year-over-year net sales increased 9% to $96.1M Gross-to-net deductions: 51.1% in Q2’22, compared to 51.8 % in Q2’21 Inventory levels decreased sequentially by ~$1M, in line with typical seasonal patterns   FY’22 net sales expected to range from $365M – $385M* Expect gross-to-net deductions of ~51% in FY’22 VIVITROL Quarterly Net Sales ($M) * These expectations are provided by the Company on July 27, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

ARISTADA® Performance and Expectations Q2’22 year-over-year net sales increased 3% to $74.6M Gross-to-net deductions: 54.2% in Q2’22, compared to 54.8% in Q2’21 Inventory levels decreased by ~$2M FY’22 net sales expected to range from $295M - $315M† Expect gross-to-net deductions of ~54% in FY’22 ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO® † These expectations are provided by the Company on July 27, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations.

ARISTADA® Prescription Growth Trends Q2’22 year-over-year growth of 11% on TRx months of therapy (MOT) basis Outpaced overall atypical long-acting injectable (LAI) market Q2’22 year-over-year growth of 7% Market share: TRx MOT: 10% of atypical LAI market prescriptions in Q2’22 ARISTADA Quarterly TRx MOT Source: IQVIA NPA

LYBALVI® Performance and Expectations LYBALVI Quarterly Net Sales ($M) † These expectations are provided by the Company on Jul. 27, 2022 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. Q2’22 net sales of $20.1M Gross-to-net deductions: ~26%, reflecting continued less restrictive initial commercial payer coverage than anticipated, which reduced the cost associated with patient copay assistance program FY’22 net sales expected to range from $75M - $90M† Expect gross-to-net deductions of ~30% in FY’22

LYBALVI® Prescription Growth Trends *Source: IQVIA NPA Weekly Q2’22 total TRx: ~17,000 ~4,260 prescribers had written a prescription for LYBALVI since launch

Appendix Confidential, Internal Use Only

Appendix: Financial Results GAAP to Non-GAAP Adjustments

Appendix: 2022 Guidance GAAP to Non-GAAP Adjustments Projected GAAP and non-GAAP measures reflect the mid-points within our financial expectations ranges.

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